iShares®

iShares U.S. ETF Trust

Supplement dated April 29, 2016

to the Summary Prospectuses and Prospectuses

dated December 1, 2015 for

iShares Enhanced International Large-Cap ETF (IEIL),

iShares Enhanced International Small-Cap ETF (IEIS),

iShares Enhanced U.S. Large-Cap ETF (IELG) and

iShares Enhanced U.S. Small-Cap ETF (IESM)

(each, a “Fund” and together, the “Funds”).

The information in this Supplement updates the information in, and should be read in conjunction with, the Summary Prospectus and Prospectus for each Fund.

The Summary Prospectuses and Prospectuses of the Funds are hereby revised effective March 31, 2016 to remove Peter Christiansen as a Portfolio Manager of the Funds. All references to Peter Christiansen in the Summary Prospectuses and Prospectuses are hereby deleted.

Diane Hsiung, Jennifer Hsui, Alan Mason and Greg Savage will continue to be primarily responsible for the day-to-day management of each Fund. Biographies for these Portfolio Managers can be found in the Prospectuses of the Funds.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-XII-0516

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